                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02423

                         Van Kampen Corporate Bond Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end:  8/31

Date of reporting period: 8/31/03

Item 1. Report to Shareholders

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Corporate Bond Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of August 31, 2003.

       This material must be preceded or accompanied by a prospectus for the fund being offered.

       Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

       NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Performance Summary

PERFORMANCE OF A $10,000 INVESTMENT

This chart compares your fund's performance to that of the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index from 8/31/93 through 8/31/03. Class A shares, adjusted for sales charges.
(LINE GRAPH)

                                                  VAN KAMPEN CORPORATE      LEHMAN BROTHERS CORPORATE       LIPPER CORPORATE
                                                        BOND FUND                  BOND INDEX                BBB-RATED INDEX
                                                  --------------------      -------------------------       ----------------
8/93                                                    10000.00                    10000.00                    10000.00
                                                        10017.00                    10044.40                    10029.00
12/93                                                    9924.00                    10066.20                    10049.70
                                                         9670.00                     9791.41                     9716.16
                                                         9443.00                     9715.46                     9534.70
                                                         9485.00                     9815.21                     9601.56
12/94                                                    9500.00                     9798.70                     9593.15
                                                         9981.00                    10320.70                    10048.90
                                                        10715.00                    10967.80                    10751.40
                                                        10996.00                    11193.20                    11011.60
12/95                                                   11519.00                    11660.10                    11528.40
                                                        11148.00                    11497.40                    11293.20
                                                        11198.00                    11553.00                    11342.00
                                                        11383.00                    11778.30                    11591.80
12/96                                                   11825.00                    12122.40                    12017.30
                                                        11740.00                    12072.70                    11937.10
                                                        12253.00                    12492.20                    12434.80
                                                        12773.00                    12887.80                    12917.70
12/97                                                   13085.00                    13135.60                    13253.30
                                                        13329.00                    13356.90                    13485.60
                                                        13630.00                    13622.80                    13759.40
                                                        13775.00                    14167.40                    13930.20
12/98                                                   14035.00                    14224.90                    14047.60
                                                        13833.00                    14226.00                    14017.70
                                                        13507.00                    14110.30                    13854.60
                                                        13542.00                    14209.40                    13851.80
12/99                                                   13569.00                    14247.80                    13890.10
                                                        13725.00                    14424.30                    14148.90
                                                        13757.00                    14633.30                    14221.90
                                                        14178.00                    15102.60                    14584.80
12/00                                                   14632.00                    15596.20                    14979.70
                                                        15119.00                    16215.50                    15483.90
                                                        15249.00                    16379.70                    15556.00
                                                        15771.00                    17060.10                    15962.00
12/01                                                   16009.00                    17119.80                    16096.10
                                                        15763.00                    17090.30                    16048.30
                                                        15831.00                    17633.40                    16345.40
                                                        16050.00                    18372.30                    16741.80
12/02                                                   16550.00                    18855.10                    17254.40
                                                        16902.00                    19280.50                    17691.20
                                                        17692.00                    20055.00                    18545.00
8/03                                                    16500.00                    19498.90                    18054.40

Source: Confluence Technologies, Inc. and Lipper Inc.

                               A SHARES                B SHARES                C SHARES
                            since 09/23/71          since 09/28/92          since 08/30/93
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL           W/O SALES    W/SALES    W/O SALES    W/SALES    W/O SALES    W/SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            7.95%       7.79%       5.83%       5.83%       4.83%       4.83%
10-year                    5.65        5.14        5.14        5.14        4.83        4.83
5-year                     5.05        4.03        4.28        4.04        4.28        4.28
1-year                     9.20        3.99        8.38        4.38        8.38        7.38
---------------------------------------------------------------------------------------------
30-Day SEC Yield                 4.40                    3.87                    3.87

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Distribution rate represents the monthly annualized distributions of the fund at the end of the period and not the earnings of the fund.

Lehman Brothers Corporate Bond Index is a market-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more. Lipper Corporate BBB-Rated Index is an index of funds with similar investment objectives as this fund. Indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2003

       Van Kampen Corporate Bond Fund is managed by the adviser's Taxable Fixed Income team. Members of the team include Gordon W. Loery, Executive Director, and David S. Horowitz, Vice President.(1) The following discussion reflects their views on the fund's performance.

Q. BEFORE YOU DISCUSS HOW THE FUND PERFORMED, PLEASE DESCRIBE THE OVERALL MARKET ENVIRONMENT.

A. The environment for U.S. investment-grade corporate bonds during the period was favorable. Investors were drawn to the sector by valuations that, as measured by the yield advantage over Treasuries, were near record levels. Expectations of economic recovery and signs of improvement in corporate earnings also contributed to growing demand for corporate bonds. Strong performance resulted across the ratings spectrum, with lower-quality issues posting particularly robust results.

       Perhaps the greatest driver of corporate bond performance was the decline in interest rates. The Federal Reserve Board lowered rates throughout the period in an attempt to stimulate a stronger economic recovery. These rate reductions, coupled with a general flight to quality, reduced yields on government debt across the yield curve. Consequently, the relatively higher yields available from corporate debt grew more attractive to investors.

       The strongest returns during the course of the period were earned by sectors and securities that were most heavily out of favor during the preceding years. Wireless communications, utilities, telecommunications and cable all soared after performing dismally in early 2002. These sectors benefited from a combination of low valuations, perceived improvement in corporate governance and financial results that exceeded cautious investor expectations.

Q.     HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A.     The fund outperformed its benchmark indexes

        -- The fund returned 9.20 percent for the 12 months that ended August 31, 2003. Performance figures are for Class A shares, and assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. If sales charges were included, performance would be lower. Past performance is no guarantee of future results.

(1)Team members may change at any time without notice.

        -- The fund's benchmarks, the Lehman Brothers Corporate Bond Index and the Lipper Corporate BBB-Rated Index, returned 8.13 and 8.81 percent, respectively.

        -- The fund's monthly dividend of $0.0295 translated to a distribution rate of 5.12 percent based on the fund's maximum offering price on August 31, 2003 (Class A shares adjusted for sales charges).

       See Performance Summary for additional information and index definitions.

Q.     WHAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

A. The portfolio benefited from its exposure to the information-technology, telecommunications, and wireless-communications sectors, all of which gained from expectations of faster economic growth. The fund's holdings in the gaming and leisure industry also performed well, reflecting optimism that higher levels of consumer confidence would translate into additional spending in these areas.

       We kept the fund's duration (price sensitivity to changes in interest-rate levels) lower than that of its benchmarks as a defensive measure against the potential effects of rising interest rates. As a result, the fund was not impacted as severely when interest rates rose significantly toward the end of the period.

       We limited the fund's exposure to the five- to ten-year part of the yield curve because we believed this area to be prohibitively expensive. This strategy proved beneficial as securities in this maturity range underperformed the market during the reporting period.

Q.     WHAT FACTORS HINDERED PERFORMANCE?

A. The fund's positions in the transportation, energy and health-care sectors held back performance. While each of these areas earned positive returns during the 12-month period, they lagged the broader

TOP 5 INDUSTRIES AS OF 8/31/03              RATING ALLOCATION AS OF 8/31/03
Captive Finance                  7.3%       AAA/Aaa                           4.0%
Life Insurance                   7.3        AA/Aa                             4.4
Electric                         6.6        A/A                              27.2
Telecommunications               5.6        BBB/Baa                          55.2
Paper                            5.5        BB/Ba                             8.7
                                            B/B                               0.5

Subject to change daily. All percentages are as a percentage of long-term investments. Provided for informational purposes only and should not be deemed as a recommendation to buy securities in the industries shown above. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

       market. Underperformance by these sectors resulted from disparate factors, namely lingering concerns over the trading of energy contracts, perceived compressed margins on the health-care side, and valuations in the transportation sector that appeared higher than warranted.

       Until the middle of June, the portfolio's lower duration dampened returns as interest rates continued to fall. After that point, however, with interest rates on the rise, the fund's more conservative stance towards rising rates began to pay off.

Q.     PLEASE WALK US THROUGH HOW YOU POSITIONED THE FUND, HIGHLIGHTING
       KEY ISSUES.

A. It became clear to us during the period that the best values were to be found among lower-rated debt. After conducting intensive credit analysis, our analysts identified several suitable opportunities among BBB rated bonds. Consequently, we moved assets out of higher-quality issues to increase the fund's exposure to BBB paper.

       In addition, we positioned the fund to potentially benefit from an economic recovery, with concentrations relative to the benchmarks in the industrial and consumer-cyclical sectors--areas that typically prosper during periods of economic improvement.

Q. NOW THAT YOU'VE PROVIDED AN OVERVIEW FOR THE FUND, DO YOU HAVE ANY CLOSING THOUGHTS?

A. We are continuing to maintain a defensive posture regarding interest rates, which we believe are too low given current economic and market conditions. Should the economy continue to improve, we would expect rates to increase. Regardless of where rates may be headed, however, we will continue with our disciplined investment approach, monitoring the market closely for opportunities.

ANNUAL HOUSEHOLDING NOTICE

       To reduce expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectus and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICIES AND PROCEDURES

       A description of the fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities is available without charge, upon request, by calling 1-800-847-2424. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

                         BY THE NUMBERS

YOUR FUND'S INVESTMENTS

August 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           CORPORATE BONDS  89.6%
           AEROSPACE & DEFENSE  2.7%
$ 2,065    Boeing Capital Corp. ......................         5.800%  01/15/13   $  2,073,097
    265    Boeing Capital Corp. ......................         6.500   02/15/12        279,626
  1,775    Boeing Capital Corp. ......................         6.100   03/01/11      1,845,116
    345    Boeing Co. ................................         6.625   02/15/38        341,291
  1,090    Goodrich Corp. ............................         7.625   12/15/12      1,191,375
  1,000    Lockheed Martin Corp. .....................         8.200   12/01/09      1,196,844
  3,225    Lockheed Martin Corp. .....................         8.500   12/01/29      4,107,147
  1,960    Raytheon Co. ..............................         8.300   03/01/10      2,315,144
                                                                                  ------------
                                                                                    13,349,640
                                                                                  ------------
           AUTOMOTIVE  3.2%
    735    Arvinmeritor, Inc. ........................         6.625   06/15/07        731,325
  1,280    Arvinmeritor, Inc. ........................         8.750   03/01/12      1,331,200
  2,915    Daimler Chrysler NA Holding................         8.500   01/18/31      3,286,718
    900    Delphi Corp. ..............................         6.125   05/01/04        918,111
  8,305    Ford Motor Co. ............................         7.450   07/16/31      7,398,709
  1,380    General Motors Acceptance Corp. ...........         4.500   07/15/06      1,383,649
    305    Hertz Corp. ...............................         7.625   08/15/07        323,917
                                                                                  ------------
                                                                                    15,373,629
                                                                                  ------------
           BANKING  4.2%
  1,145    Citigroup, Inc. ...........................         6.000   02/21/12      1,222,162
  3,820    Citigroup, Inc. ...........................         5.625   08/27/12      3,950,613
    160    Citigroup, Inc. ...........................         6.625   06/15/32        169,167
  5,355    JP Morgan Chase & Co. .....................         6.750   02/01/11      5,937,753
    700    MBNA American Bank NA......................         7.125   11/15/12        776,751
  3,460    MBNA Corp. ................................         6.125   03/01/13      3,569,056
  2,470    UFJ Finance Aruba AEC (Aruba)..............         6.750   07/15/13      2,449,200
  1,690    Washington Mutual Bank FA..................         5.500   01/15/13      1,701,081
    275    Washington Mutual, Inc. ...................         8.250   04/01/10        330,137
                                                                                  ------------
                                                                                    20,105,920
                                                                                  ------------
           BEVERAGE  0.5%
  2,200    Miller Brewing Co., 144A -Private Placement
           (a)........................................         4.250   08/15/08      2,195,574
                                                                                  ------------

           BROKERAGE  1.7%
  2,715    Goldman Sachs Group, Inc. .................         6.875   01/15/11      3,022,425
    380    Goldman Sachs Group, Inc. .................         6.600   01/15/12        414,382
  1,160    Goldman Sachs Group, Inc. .................         6.125   02/15/33      1,126,919

 6                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           BROKERAGE (CONTINUED)
$ 2,000    Lehman Brothers Holdings, Inc. ............         8.500%  05/01/07   $  2,316,236
  1,355    Lehman Brothers Holdings, Inc. ............         6.625   01/18/12      1,487,936
                                                                                  ------------
                                                                                     8,367,898
                                                                                  ------------
           BUILDING MATERIALS  0.6%
  1,335    Centex Corp. ..............................         7.500   01/15/12      1,491,559
  1,160    Mohawk Industries, Inc., Ser D.............         7.200   04/15/12      1,278,290
                                                                                  ------------
                                                                                     2,769,849
                                                                                  ------------
           CAPTIVE FINANCE  6.9%
  4,305    Countrywide Home Loans, Inc. ..............         3.250   05/21/08      4,114,620
    555    Ford Motor Credit Co. .....................         7.375   10/28/09        573,712
  8,330    Ford Motor Credit Co. .....................         7.250   10/25/11      8,430,035
  5,100    General Electric Capital Corp. ............         6.750   03/15/32      5,469,439
  2,985    General Motors Acceptance Corp. ...........         6.875   09/15/11      2,990,660
  7,280    General Motors Acceptance Corp. ...........         8.000   11/01/31      7,023,096
  2,000    Heller Financial, Inc. ....................         6.375   03/15/06      2,183,452
  2,500    International Lease Finance Corp. .........         8.375   12/15/04      2,706,247
                                                                                  ------------
                                                                                    33,491,261
                                                                                  ------------
           CHEMICALS  0.0%
    120    FMC Corp. .................................        10.250   11/01/09        136,200
                                                                                  ------------

           CONGLOMERATES  2.2%
  2,260    Cooper Industries, Inc. ...................         5.250   07/01/07      2,376,433
  4,370    Honeywell International, Inc. .............         6.125   11/01/11      4,709,361
  1,890    Hutchison Whampoa International Ltd.,
           144A-Private Placement (United Kingdom)
           (a)........................................         6.500   02/13/13      1,873,137
    475    Tyco International Group SA (Luxembourg)...         5.800   08/01/06        487,469
    140    Tyco International Group SA (Luxembourg)...         6.750   02/15/11        143,150
  1,275    Tyco International Group SA (Luxembourg)...         6.375   10/15/11      1,282,969
                                                                                  ------------
                                                                                    10,872,519
                                                                                  ------------
           CONSTRUCTION MACHINERY  0.6%
  2,915    Kennametal, Inc. ..........................         7.200   06/15/12      3,025,024
                                                                                  ------------

           ELECTRIC  6.2%
  1,595    Appalachian Power Co., Ser H...............         5.950   05/15/33      1,427,011
  1,140    Cincinnati Gas & Electric Co. .............         5.700   09/15/12      1,169,409
    910    Cincinnati Gas & Electric Co., Ser A.......         5.400   06/15/33        789,182
  1,030    Cincinnati Gas & Electric Co., Ser B.......         5.375   06/15/33        889,844
  1,705    Columbus Southern Power Co., Ser B,
           144A-Private Placement (a).................         6.600   03/01/33      1,716,040
    475    Consumers Energy Co., Ser B, 144A-Private
           Placement (a)..............................         5.375   04/15/13        452,518
  1,675    Consumers Energy Co., Ser E, 144A-Private
           Placement (a)..............................         4.000   05/15/10      1,560,185

See Notes to Financial Statements                                              7

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           ELECTRIC (CONTINUED)
$   510    Consumers Energy Co., Ser G, 144A-Private
           Placement (a)..............................         4.800%  02/17/09   $    506,773
  1,495    Detroit Edison Co. ........................         6.125   10/01/10      1,605,454
  1,640    Duquesne Light Co., Ser O..................         6.700   04/15/12      1,793,307
  1,365    El Paso Energy Partners LP, 144A-Private
           Placement (a)..............................         8.500   06/01/10      1,453,725
  1,070    Exelon Corp. ..............................         6.750   05/01/11      1,168,354
  1,930    First Energy Corp., Ser B..................         6.450   11/15/11      1,893,280
  1,190    First Energy Corp., Ser C..................         7.375   11/15/31      1,128,964
    605    Florida Power & Light......................         4.850   02/01/13        599,024
    560    Indianapolis Power & Light Co.,
           144A-Private Placement (a).................         6.300   07/01/13        554,306
    965    Monongahela Power Co. .....................         5.000   10/01/06        954,144
  2,457    Niagara Mohawk Power Corp., Ser F..........         7.625   10/01/05      2,698,924
  1,450    Nisource Financial Corp. ..................         7.625   11/15/05      1,594,055
  1,990    Ohio Edison Co., 144A-Private Placement
           (a)........................................         5.450   05/01/15      1,831,616
    250    Ohio Power Co., Ser E, 144A-Private
           Placement (a)..............................         6.600   02/15/33        251,294
  1,970    PSEG Energy Holdings.......................         9.125   02/10/04      1,989,952
  1,400    PSEG Energy Holdings.......................         8.625   02/15/08      1,401,526
    140    Wisconsin Electric Power...................         5.625   05/15/33        132,075
    645    Wisconsin Energy Corp. ....................         6.200   04/01/33        636,612
                                                                                  ------------
                                                                                    30,197,574
                                                                                  ------------
           ENVIRONMENTAL SERVICES  1.8%
    810    Allied Waste North America, Inc., Ser B....         8.500   12/01/08        864,675
  1,185    Republic Services, Inc. ...................         6.750   08/15/11      1,281,867
  1,220    Waste Management, Inc. ....................         7.000   10/15/06      1,338,367
  1,745    Waste Management, Inc. ....................         7.375   08/01/10      1,962,319
  2,600    Waste Management, Inc. ....................         7.000   07/15/28      2,691,902
    315    Waste Management, Inc. ....................         7.375   05/15/29        337,816
                                                                                  ------------
                                                                                     8,476,946
                                                                                  ------------
           FOOD  1.1%
  2,000    ConAgra Foods, Inc. .......................         7.500   09/15/05      2,197,524
    295    Smithfield Foods, Inc., 144A-Private
           Placement (a)..............................         7.750   05/15/13        305,325
  2,470    Smithfield Foods, Inc., Ser B..............         8.000   10/15/09      2,605,850
                                                                                  ------------
                                                                                     5,108,699
                                                                                  ------------
           GAMING  2.0%
  4,040    Harrahs Operating Co., Inc. ...............         8.000   02/01/11      4,628,507
  2,555    MGM Mirage, Inc. ..........................         8.500   09/15/10      2,880,762
  1,385    Park Place Entertainment Corp. ............         7.500   09/01/09      1,481,950
    620    Station Casinos, Inc. .....................         8.375   02/15/08        661,850
                                                                                  ------------
                                                                                     9,653,069
                                                                                  ------------

 8                                             See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           HEALTHCARE  4.1%
$ 4,835    Aetna, Inc. ...............................         7.375%  03/01/06   $  5,329,529
    250    Aetna, Inc. ...............................         7.875   03/01/11        288,672
  1,085    AmerisourceBergen Corp. ...................         8.125   09/01/08      1,152,812
  2,000    HCA, Inc. .................................         6.910   06/15/05      2,088,718
  2,055    HCA, Inc. .................................         6.300   10/01/12      1,994,893
    365    HCA, Inc. .................................         9.000   12/15/14        408,553
  1,010    HCA, Inc. .................................         7.190   11/15/15      1,002,177
    455    Medco Health Solutions, Inc. ..............         7.250   08/15/13        471,756
    590    Omnicare, Inc. ............................         6.125   06/01/13        566,400
  1,590    Tenet Healthcare Corp. ....................         7.375   02/01/13      1,570,125
  3,565    Tenet Healthcare Corp. ....................         6.875   11/15/31      3,137,200
  1,840    Unitedhealth Group, Inc. ..................         5.200   01/17/07      1,950,783
                                                                                  ------------
                                                                                    19,961,618
                                                                                  ------------
           HOME CONSTRUCTION  1.2%
  1,260    D.R. Horton, Inc. .........................         6.875   05/01/13      1,222,200
    830    M.D.C. Holdings, Inc. .....................         7.000   12/01/12        863,934
  2,185    Pulte Homes, Inc. .........................         7.875   08/01/11      2,489,200
  1,465    Pulte Homes, Inc. .........................         6.375   05/15/33      1,318,327
                                                                                  ------------
                                                                                     5,893,661
                                                                                  ------------
           INTEGRATED ENERGY  4.3%
  4,740    Conoco, Inc. ..............................         6.950   04/15/29      5,215,678
  2,345    Constellation Energy Group.................         7.600   04/01/32      2,594,203
    125    Devon Financing Corp ULC...................         6.875   09/30/11        138,311
    540    Kerr-McGee Corp. ..........................         5.875   09/15/06        574,654
    945    Kerr-McGee Corp. ..........................         6.875   09/15/11      1,037,091
    200    Kerr-McGee Corp. ..........................         7.875   09/15/31        223,628
  2,325    Marathon Oil Corp. ........................         6.800   03/15/32      2,404,150
  3,410    Pemex Project Funding Master Trust.........         8.000   11/15/11      3,733,950
  1,035    Pemex Project Funding Master Trust.........         8.625   02/01/22      1,099,687
    995    Pemex Project, Inc. .......................         9.125   10/13/10      1,164,150
    150    Petro-Canada (Canada)......................         4.000   07/15/13        135,226
  1,905    Petro-Canada (Canada)......................         5.350   07/15/33      1,663,332
    890    Sempra Energy..............................         6.000   02/01/13        916,692
                                                                                  ------------
                                                                                    20,900,752
                                                                                  ------------
           LIFE INSURANCE  6.9%
    175    AIG Sunamerica Global Financial,
           144A-Private Placement (a).................         6.900   03/15/32        192,672
  4,420    Anthem Insurance Cos. Inc., 144A-Private
           Placement (a)..............................         9.125   04/01/10      5,303,836
  1,385    Cigna Corp. ...............................         6.375   10/15/11      1,427,917
    575    Hartford Financial Services Group..........         2.375   06/01/06        565,133
    330    Hartford Life, Inc. .......................         7.650   06/15/27        377,117
  2,790    Hartford Life, Inc. .......................         7.375   03/01/31      3,102,770
  4,040    Health Net, Inc. ..........................         8.375   04/15/11      4,658,189

See Notes to Financial Statements                                              9

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           LIFE INSURANCE (CONTINUED)
$ 5,670    John Hancock Co., 144A-Private Placement
           (a)........................................         7.375%  02/15/24   $  6,094,434
    190    Metlife, Inc. .............................         6.125   12/01/11        201,378
    275    Metropolitan Life Insurance Co.,
           144A-Private Placement (a).................         7.450   11/01/23        287,166
    920    Nationwide Financial Services, Inc. .......         6.250   11/15/11        967,603
  1,150    Nationwide Mutual Insurance Co.,
           144A-Private Placement (a).................         7.500   02/15/24      1,184,278
    845    Nationwide Mutual Insurance Co.,
           144A-Private Placement (a).................         8.250   12/01/31        966,632
  1,740    Prudential Hldgs, LLC, Ser B, 144A-Private
           Placement (a)..............................         7.245   12/18/23      1,899,203
  5,165    Prudential Hldgs, LLC, Ser C, 144A-Private
           Placement (a)..............................         8.695   12/18/23      6,132,038
                                                                                  ------------
                                                                                    33,360,366
                                                                                  ------------
           LODGING  2.2%
  1,950    Hilton Hotels Corp. .......................         7.625   12/01/12      2,067,000
  2,360    Hyatt Equities LLC, 144A-Private Placement
           (a)........................................         6.875   06/15/07      2,438,484
  1,080    Marriott International, Ser D..............         8.125   04/01/05      1,174,793
  1,085    Marriott International, Ser E..............         7.000   01/15/08      1,192,891
  1,005    Starwood Hotels & Resorts Worldwide,
           Inc. ......................................         7.375   05/01/07      1,057,762
  2,610    Starwood Hotels & Resorts Worldwide,
           Inc. ......................................         7.875   05/01/12      2,740,500
                                                                                  ------------
                                                                                    10,671,430
                                                                                  ------------
           MEDIA-CABLE  2.9%
  1,540    AOL Time Warner, Inc. .....................         7.700   05/01/32      1,695,465
  1,000    Comcast Cable Communications, Inc. ........         8.125   05/01/04      1,040,446
  1,805    Comcast Cable Communications, Inc. ........         8.375   05/01/07      2,067,487
    465    Comcast Cable Communications, Inc. ........         6.750   01/30/11        506,005
    240    Comcast Cable Communications, Inc. ........         7.125   06/15/13        264,510
  3,610    Comcast Corp. .............................         6.500   01/15/15      3,795,124
  2,360    Cox Communications, Inc. ..................         7.125   10/01/12      2,630,085
  1,705    Echostar DBS Corp. ........................         9.375   02/01/09      1,822,219
                                                                                  ------------
                                                                                    13,821,341
                                                                                  ------------
           MEDIA-NONCABLE  3.4%
    400    AOL Time Warner, Inc. .....................         6.875   05/01/12        435,606
  2,650    AOL Time Warner, Inc. .....................         7.625   04/15/31      2,879,461
  2,500    Clear Channel Communications, Inc. ........         7.250   10/15/27      2,711,405
  2,660    Liberty Media Corp. .......................         5.700   05/15/13      2,564,995
  3,000    News America Hldg, Inc. ...................         8.875   04/26/23      3,698,193
  1,735    News America, Inc. ........................         7.300   04/30/28      1,858,452

 10                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           MEDIA-NONCABLE (CONTINUED)
$ 1,650    News America, Inc. ........................         7.280%  06/30/28   $  1,763,743
    650    Time Warner, Inc. .........................         6.625   05/15/29        631,047
                                                                                  ------------
                                                                                    16,542,902
                                                                                  ------------
           METALS  0.9%
  1,330    Inco Ltd. (Canada).........................         7.750   05/15/12      1,482,419
  2,880    Inco Ltd. (Canada).........................         7.200   09/15/32      2,931,180
                                                                                  ------------
                                                                                     4,413,599
                                                                                  ------------
           NATURAL GAS DISTRIBUTORS  0.5%
  2,050    Consolidated Natural Gas Co., Ser C........         6.250   11/01/11      2,200,794
                                                                                  ------------

           NATURAL GAS PIPELINES  0.3%
  1,485    Gulfterra Energy Partners LP, 144A-Private
           Placement (a)..............................         6.250   06/01/10      1,455,300
                                                                                  ------------

           NONCAPTIVE-CONSUMER FINANCE  2.6%
  4,660    American Express Co. ......................         5.500   09/12/06      5,005,693
  1,000    Household Finance Corp. ...................         7.875   03/01/07      1,142,977
  4,040    Household Finance Corp. ...................         6.750   05/15/11      4,439,811
  1,980    Newcourt Credit Group, Ser B (Canada)......         6.875   02/16/05      2,108,900
                                                                                  ------------
                                                                                    12,697,381
                                                                                  ------------
           OIL FIELD SERVICES  0.2%
    855    Key Energy Services, Inc. .................         6.375   05/14/13        816,525
                                                                                  ------------

           PACKAGING  0.4%
  1,985    Sealed Air Corp., 144A-Private Placement
           (a)........................................         5.625   07/15/13      1,919,185
                                                                                  ------------

           PAPER  5.2%
  3,020    Abitibi-Consolidated, Inc. (Canada)........         8.550   08/01/10      3,209,230
  1,810    Abitibi-Consolidated, Inc. (Canada)........         8.850   08/01/30      1,791,978
  5,050    Bowater Canada Finance (Canada)............         7.950   11/15/11      5,026,921
  1,010    Celulosa Arauco y Constitucion,
           144A-Private Placement (Chile) (a).........         5.125   07/09/13        953,527
  2,115    International Paper Co. ...................         5.850   10/30/12      2,159,125
  2,170    International Paper Co. ...................         5.300   04/01/15      2,053,942
  1,675    Meadwestvaco Corp. ........................         6.850   04/01/12      1,819,397
    800    Owens Brockway Glass Containers............         8.750   11/15/12        844,000
  1,115    Owens Brockway Glass Containers,
           144A-Private Placement (a).................         7.750   05/15/11      1,120,575
  1,285    Packaging Corp of America, 144A-Private
           Placement (a)..............................         5.750   08/01/13      1,250,395

See Notes to Financial Statements                                             11

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           PAPER (CONTINUED)
$ 1,310    Sappi Papier Hldg AG, 144A-Private
           Placement (Austria) (a)....................         6.750%  06/15/12   $  1,398,806
  3,510    Weyerhaeuser Co. ..........................         6.750   03/15/12      3,751,172
                                                                                  ------------
                                                                                    25,379,068
                                                                                  ------------
           PHARMACEUTICALS  0.9%
  2,000    Abbott Laboratories........................         5.625   07/01/06      2,160,360
  2,000    Eli Lilly & Co. ...........................         5.500   07/15/06      2,155,042
                                                                                  ------------
                                                                                     4,315,402
                                                                                  ------------
           PROPERTY & CASUALTY  1.1%
  3,535    Farmers Exchange Capital, 144A-Private
           Placement (a)..............................         7.050   07/15/28      2,958,703
  2,471    Farmers Insurance Exchange Surplus,
           144A-Private Placement (a).................         8.625   05/01/24      2,354,018
                                                                                  ------------
                                                                                     5,312,721
                                                                                  ------------
           RAILROADS  1.3%
  1,500    CSX Corp. .................................         6.750   03/15/11      1,650,704
  4,000    Union Pacific Corp. .......................         8.350   05/01/25      4,473,528
                                                                                  ------------
                                                                                     6,124,232
                                                                                  ------------
           REAL ESTATE INVESTMENT TRUSTS  2.7%
  4,035    EOP Operating LP...........................         7.500   04/19/29      4,295,863
    420    Istar Financial, Inc. .....................         7.000   03/15/08        431,550
  1,495    Istar Financial, Inc. .....................         8.750   08/15/08      1,649,434
  3,455    Simon Property Group LP....................         6.375   11/15/07      3,742,356
    960    Simon Property Group LP....................         6.350   08/28/12      1,012,002
  1,725    Vornado Realty.............................         5.625   06/15/07      1,796,696
                                                                                  ------------
                                                                                    12,927,901
                                                                                  ------------
           REFINING  1.1%
  3,815    Amerada Hess Corp. ........................         7.875   10/01/29      4,199,995
    895    Ashland, Inc. .............................         7.830   08/15/05        963,791
    250    Vintage Petroleum, Inc. ...................         7.875   05/15/11        253,750
                                                                                  ------------
                                                                                     5,417,536
                                                                                  ------------
           RETAIL  3.4%
  2,360    CVS Corp. .................................         5.500   02/15/04      2,402,782
    465    CVS Corp. .................................         5.625   03/15/06        498,863
    800    CVS Corp. .................................         3.875   11/01/07        797,232
  2,000    Federated Department Stores, Inc. .........         6.625   09/01/08      2,212,756
  1,500    Federated Department Stores, Inc. .........         6.300   04/01/09      1,619,775
  1,165    Gap, Inc. .................................        10.550   12/15/08      1,393,631
    870    Lowe's Companies, Inc. ....................         6.875   02/15/28        942,808
  1,710    Lowe's Companies, Inc. ....................         6.500   03/15/29      1,786,440
  2,970    May Department Stores Co. .................         5.950   11/01/08      3,121,048

 12                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           RETAIL (CONTINUED)
$   620    May Department Stores Co. .................         6.700%  09/15/28   $    621,067
    929    May Department Stores Co. .................         7.875   03/01/30      1,050,869
                                                                                  ------------
                                                                                    16,447,271
                                                                                  ------------
           SERVICES  1.3%
  2,210    Cendant Corp. .............................         7.375   01/15/13      2,441,067
  1,960    Cendant Corp. .............................         7.125   03/15/15      2,112,092
  1,157    Iron Mountain, Inc. .......................         7.750   01/15/15      1,185,925
    685    Iron Mountain, Inc. .......................         6.625   01/01/16        645,613
                                                                                  ------------
                                                                                     6,384,697
                                                                                  ------------
           SUPERMARKETS  1.7%
  1,755    Albertson's, Inc. .........................         7.500   02/15/11      1,960,302
    930    Albertson's, Inc. .........................         7.450   08/01/29        979,065
  4,910    Kroger Co. ................................         7.500   04/01/31      5,437,216
                                                                                  ------------
                                                                                     8,376,583
                                                                                  ------------
           TECHNOLOGY  1.1%
  2,085    Arrow Electronics, Inc. ...................         6.875   07/01/13      2,004,275
    465    Arrow Electronics, Inc. ...................         6.875   06/01/18        428,964
  1,090    Electronic Data Systems Corp. .............         7.125   10/15/09      1,124,360
  1,675    Electronic Data Systems Corp., 144A-Private
           Placement (a)..............................         6.000   08/01/13      1,559,544
                                                                                  ------------
                                                                                     5,117,143
                                                                                  ------------
           TELECOMMUNICATIONS  5.3%
    425    AT&T Corp. (b).............................   7.300/7.800   11/15/11        476,698
  3,900    AT&T Corp. (b).............................   8.000/8.500   11/15/31      4,415,206
  2,850    AT&T Wireless Services, Inc. ..............         7.875   03/01/11      3,224,801
    325    AT&T Wireless Services, Inc. ..............         8.750   03/01/31        386,421
  3,085    Deutsche Telekom International Finance BV
           (Netherlands)..............................         8.750   06/15/30      3,717,573
  1,500    Sprint Capital Corp. ......................         7.125   01/30/06      1,613,481
  1,000    Sprint Capital Corp. ......................         6.125   11/15/08      1,039,948
  1,000    Verizon Communications, Inc. ..............         7.510   04/01/09      1,142,677
  5,570    Verizon Communications, Inc. ..............         6.940   04/15/28      5,765,863
  3,295    Verizon Global Funding Corp. ..............         7.750   12/01/30      3,795,244
    165    Verizon New England, Inc. .................         6.500   09/15/11        179,791
                                                                                  ------------
                                                                                    25,757,703
                                                                                  ------------

See Notes to Financial Statements                                             13

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           TOBACCO  0.9%
$ 1,970    Altria Group, Inc. ........................         7.750%  01/15/27   $  1,863,230
  1,225    Kraft Foods, Inc. .........................         5.625   11/01/11      1,233,656
  1,015    Kraft Foods, Inc. .........................         6.250   06/01/12      1,061,077
                                                                                  ------------
                                                                                     4,157,963
                                                                                  ------------

TOTAL CORPORATE BONDS  89.6%...................................................    433,496,876
                                                                                  ------------

           CONVERTIBLE CORPORATE OBLIGATION  0.0%
           TECHNOLOGY  0.0%
    600    Solectron Corp. (Convertible into 7,072
           common shares) LYON........................       *         11/20/20        340,500
                                                                                  ------------

           MORTGAGE BACKED SECURITIES  0.8%
  1,237    Government National Mortgage Association
           Pool.......................................         7.000   05/15/31      1,308,482
  1,508    World Financial Property, 144A-Private
           Placement (a)..............................         6.910   09/01/13      1,647,914
    711    World Financial Property, 144A-Private
           Placement (a)..............................         6.950   09/01/13        778,946
                                                                                  ------------

TOTAL MORTGAGE BACKED SECURITIES...............................................      3,735,342
                                                                                  ------------
           GOVERNMENT OBLIGATIONS  3.5%
  1,345    Republic of Columbia (Columbia)............        10.750   01/15/13      1,516,487
  2,000    United Mexican States (Mexico).............        10.375   02/17/09      2,505,000
  2,665    United Mexican States (Mexico).............         8.375   01/14/11      3,074,077
    560    United Mexican States (Mexico).............         8.000   09/24/22        586,600
  2,000    United Mexican States (Mexico).............         8.300   08/15/31      2,145,000
  1,500    United States Treasury Bill................         0.000   01/15/04      1,494,543
  1,470    United States Treasury Notes (STRIPS)
           (c)........................................         0.000   02/15/24        455,541
  3,665    United States Treasury Notes (STRIPS)
           (c)........................................         0.000   05/15/24      1,117,356
  3,665    United States Treasury Notes (STRIPS)
           (c)........................................         0.000   08/15/24      1,101,446
  8,260    United States Treasury Notes (STRIPS)
           (c)........................................         0.000   11/15/24      2,477,480
  1,470    United States Treasury Notes (STRIPS)
           (c)........................................         0.000   02/15/25        431,982
                                                                                  ------------

TOTAL GOVERNMENT OBLIGATIONS...................................................     16,905,512
                                                                                  ------------
           ASSET BACKED SECURITIES  0.7%
    616    Continental Airlines, Inc. ................         6.545   08/02/20        577,099
    174    Continental Airlines, Inc. ................         6.648   03/15/19        161,147

 14                                            See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

August 31, 2003

PAR
AMOUNT                                                                               MARKET
(000)      DESCRIPTION                                     COUPON      MATURITY      VALUE
           ASSET BACKED SECURITIES (CONTINUED)
$ 2,031    Continental Airlines, Inc. ................         6.900%  01/02/18   $  1,890,127
    565    Ras Laffan Liquefied Natural Gas Co. Ltd.,
           144A-Private Placement (a).................         8.294   03/15/14        639,919
                                                                                  ------------

TOTAL ASSET BACKED SECURITIES..................................................      3,268,292
                                                                                  ------------

                                                                       SHARES
COMMON STOCK  0.0%
OTHER UTILITIES  0.0%
McLeodUSA, Inc. (Warrants of Class A expiring 04/16/07) (d).........   970               359
                                                                                ------------

CONVERTIBLE PREFERRED STOCK  0.0%
TELECOMMUNICATIONS  0.0%
McLeodUSA, Inc., Ser A-Convertible Preferred (d)....................   438             2,479
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  94.6%
  (Cost $443,910,179)........................................................    457,749,360
                                                                                ------------

SHORT-TERM INVESTMENTS  4.0%
REPURCHASE AGREEMENT  3.9%
BankAmerica ($18,636,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 08/29/03, to be sold on 09/02/03 at
$18,638,050).................................................................     18,636,000
                                                                                ------------
U.S. TREASURY OBLIGATIONS  0.1%
United States Treasury Bill ($600,000 par, yielding 1.098%, 09/25/03
maturity)....................................................................        599,561
                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $19,235,561).........................................................     19,235,561
                                                                                ------------
TOTAL INVESTMENTS  98.6%
  (Cost $463,145,740)........................................................    476,984,921
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%..................................      6,551,961
                                                                                ------------

NET ASSETS  100.0%...........................................................   $483,536,882
                                                                                ============

*   Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements                                             15

YOUR FUND'S INVESTMENTS

August 31, 2003

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Interest only strip.

(d) Non-income producing security.

LYON--Liquid Yield Option Note

 16                                            See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
August 31, 2003

ASSETS:
Total Investments (Cost $463,145,740).......................  $476,984,921
Receivables:
  Interest..................................................     8,413,209
  Fund Shares Sold..........................................     1,876,739
  Investments Sold..........................................       502,242
  Variation Margin on Futures...............................       180,557
Other.......................................................       107,936
                                                              ------------
    Total Assets............................................   488,065,604
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,724,914
  Fund Shares Repurchased...................................     1,636,758
  Distributor and Affiliates................................       337,558
  Income Distributions......................................       328,707
  Investment Advisory Fee...................................       175,185
  Custodian Bank............................................        25,527
Trustees' Deferred Compensation and Retirement Plans........       156,682
Accrued Expenses............................................       143,391
                                                              ------------
    Total Liabilities.......................................     4,528,722
                                                              ------------
NET ASSETS..................................................  $483,536,882
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $489,585,061
Net Unrealized Appreciation.................................    19,889,383
Accumulated Undistributed Net Investment Income.............    (1,337,620)
Accumulated Net Realized Loss...............................   (24,599,942)
                                                              ------------
NET ASSETS..................................................  $483,536,882
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $318,370,594 and 48,363,424 shares of
    beneficial interest issued and outstanding).............  $       6.58
    Maximum sales charge (4.75%* of offering price).........           .33
                                                              ------------
    Maximum offering price to public........................  $       6.91
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $135,593,078 and 20,642,901 shares of
    beneficial interest issued and outstanding).............  $       6.57
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,573,210 and 4,502,458 shares of
    beneficial interest issued and outstanding).............  $       6.57
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             17

Statement of Operations
For the Year Ended August 31, 2003

INVESTMENT INCOME:
Interest....................................................  $26,141,487
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $689,210, $1,279,065 and $271,043,
  respectively).............................................    2,239,318
Investment Advisory Fee.....................................    1,904,170
Shareholder Services........................................    1,027,480
Custody.....................................................       51,294
Trustees' Fees and Related Expenses.........................       26,750
Legal.......................................................       12,991
Other.......................................................      328,124
                                                              -----------
    Total Expenses..........................................    5,590,127
    Less Credits Earned on Cash Balances....................        7,484
                                                              -----------
    Net Expenses............................................    5,582,643
                                                              -----------
NET INVESTMENT INCOME.......................................  $20,558,844
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 2,627,420
  Futures...................................................   (3,097,960)
                                                              -----------
Net Realized Loss...........................................     (470,540)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,415,201
                                                              -----------
  End of the Period:
    Investments.............................................   13,839,181
    Futures.................................................    6,050,202
                                                              -----------
                                                               19,889,383
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,474,182
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $15,003,642
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $35,562,486
                                                              ===========

 18                                            See Notes to Financial Statements

Statements of Changes in Net Assets

                                                              YEAR ENDED         YEAR ENDED
                                                            AUGUST 31, 2003    AUGUST 31, 2002
                                                            ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.....................................   $  20,558,844      $  18,922,120
Net Realized Loss.........................................        (470,540)       (12,195,843)
Net Unrealized Appreciation/Depreciation During the
  Period..................................................      15,474,182         (6,002,818)
                                                             -------------      -------------
Change in Net Assets from Operations......................      35,562,486            723,459
                                                             -------------      -------------

Distributions from Net Investment Income:
  Class A Shares..........................................     (16,543,987)       (14,216,903)
  Class B Shares..........................................      (6,542,723)        (5,593,096)
  Class C Shares..........................................      (1,386,369)        (1,108,399)
                                                             -------------      -------------
Total Distributions.......................................     (24,473,079)       (20,918,398)
                                                             -------------      -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......      11,089,407        (20,194,939)
                                                             -------------      -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................     295,935,507        191,497,372
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................      20,028,626         16,451,045
Cost of Shares Repurchased................................    (225,767,690)      (139,588,118)
                                                             -------------      -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........      90,196,443         68,360,299
                                                             -------------      -------------
TOTAL INCREASE IN NET ASSETS..............................     101,285,850         48,165,360
NET ASSETS:
Beginning of the Period...................................     382,251,032        334,085,672
                                                             -------------      -------------
End of the Period (Including accumulated undistributed net
  investment income of ($1,337,620) and ($2,131,370)
  respectively............................................   $ 483,536,882      $ 382,251,032
                                                             =============      =============

See Notes to Financial Statements                                             19

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED AUGUST 31,
CLASS A SHARES                                  ------------------------------------------------
                                                2003 (a)   2002 (c)    2001    2000 (a)    1999
                                                ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......  $ 6.39     $ 6.75    $ 6.43    $ 6.53    $ 7.03
                                                 ------     ------    ------    ------    ------
  Net Investment Income........................     .33        .37       .41       .43       .43
  Net Realized and Unrealized Gain/Loss........     .25       (.33)      .33      (.12)     (.49)
                                                 ------     ------    ------    ------    ------
Total from Investment Operations...............     .58        .04       .74       .31      (.06)
Less Distributions from Net Investment
  Income.......................................     .39        .40       .42       .41       .44
                                                 ------     ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD.............  $ 6.58     $ 6.39    $ 6.75    $ 6.43    $ 6.53
                                                 ======     ======    ======    ======    ======

Total Return (b)...............................   9.20%      0.54%    12.10%     5.01%    -1.02%
Net Assets at End of the Period (In
  millions)....................................  $318.4     $246.5    $221.4    $167.7    $172.9
Ratio of Expenses to Average Net Assets (c)....   1.01%      1.03%     1.07%     1.15%     1.08%
Ratio of Net Investment Income to Average Net
  Assets (c)...................................   4.98%      5.48%     6.56%     6.80%     6.26%
Portfolio Turnover.............................     46%        82%      112%       94%       43%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 4% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 6.00% to 5.48%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

 20                                            See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED AUGUST 31,
CLASS B SHARES                                  ------------------------------------------------
                                                2003 (a)   2002 (c)    2001    2000 (a)    1999
                                                ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......  $ 6.38     $ 6.74    $ 6.42    $6.51     $ 7.01
                                                 ------     ------    ------    -----     ------
  Net Investment Income........................     .28        .32       .37      .39        .38
  Net Realized and Unrealized Gain/Loss........     .25       (.33)      .32     (.12)      (.49)
                                                 ------     ------    ------    -----     ------
Total from Investment Operations...............     .53       (.01)      .69      .27       (.11)
Less Distributions from Net Investment
  Income.......................................     .34        .35       .37      .36        .39
                                                 ------     ------    ------    -----     ------
NET ASSET VALUE, END OF THE PERIOD.............  $ 6.57     $ 6.38    $ 6.74    $6.42     $ 6.51
                                                 ======     ======    ======    =====     ======

Total Return (b)...............................   8.38%     -0.22%    11.28%    4.34%     -1.78%
Net Assets at End of the Period (In
  millions)....................................  $135.6     $112.3    $ 93.8    $54.5     $ 54.0
Ratio of Expenses to Average Net Assets (c)....   1.77%      1.78%     1.82%    1.92%      1.86%
Ratio of Net Investment Income to Average Net
  Assets (c)...................................   4.23%      4.73%     5.81%    6.03%      5.47%
Portfolio Turnover.............................     46%        82%      112%      94%        43%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 21, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             21

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             YEAR ENDED AUGUST 31,
CLASS C SHARES                                  ------------------------------------------------
                                                2003 (a)   2002 (c)    2001    2000 (a)    1999
                                                ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.......  $6.38      $ 6.74    $ 6.42    $6.51     $ 7.01
                                                 -----      ------    ------    -----     ------
  Net Investment Income........................    .28         .32       .37      .39        .39
  Net Realized and Unrealized Gain/Loss........    .25        (.33)      .32     (.12)      (.50)
                                                 -----      ------    ------    -----     ------
Total from Investment Operations...............    .53        (.01)      .69      .27       (.11)
Less Distributions from Net Investment
  Income.......................................    .34         .35       .37      .36        .39
                                                 -----      ------    ------    -----     ------
NET ASSET VALUE, END OF THE PERIOD.............  $6.57      $ 6.38    $ 6.74    $6.42     $ 6.51
                                                 =====      ======    ======    =====     ======

Total Return (b)...............................  8.38%      -0.22%    11.28%    4.34%     -1.78%
Net Assets at End of the Period (In
  millions)....................................  $29.6      $ 23.4    $ 18.9    $12.0     $ 14.3
Ratio of Expenses to Average Net Assets (c)....  1.77%       1.78%     1.84%    1.92%      1.86%
Ratio of Net Investment Income to Average Net
  Assets (c)...................................  4.22%       4.73%     5.79%    6.03%      5.47%
Portfolio Turnover.............................    46%         82%      112%      94%        43%

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended August 31, 2002, was to decrease net investment income per share by $.03, increase net realized and unrealized gains and losses per share by $.03 and decrease the Ratio of Net Investment Income to Average Net Assets from 5.25% to 4.73%. Per share, ratios and supplemental data for periods prior to August 31, 2002, have not been restated to reflect this change in presentation.

 22                                            See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Corporate Bond Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide current income with preservation of capital. The Fund commenced investment operations on September 23, 1971. The distribution of the Fund's Class B and Class C Shares commenced on September 28, 1992 and August 30, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange in which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At August 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $18,503,503 which will expire between August 31, 2008 and August 31, 2011.

    At August 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $464,350,513
                                                                ============
Gross tax unrealized appreciation...........................    $ 18,848,566
Gross tax unrealized depreciation...........................      (6,214,158)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 12,634,408
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on future transactions. All short-term capital gains and a portion of future gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2003 and 2002 was as follows:

                                                                 2003           2002
Distribution paid from:
  Ordinary Income...........................................  $24,512,386    $20,898,347
  Long-term capital gain....................................           --             --
                                                              -----------    -----------
                                                              $24,512,386    $20,898,347
                                                              ===========    ===========

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences of $25,521 related to the recognition of net realized losses on paydowns of mortgage pool obligations and $2,736 related to investments in other regulated investment companies were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

difference of $4,679,728 related to book to tax amortization differences were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of August 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $288,566

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of gains recognized for tax purposes on open futures contracts and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended August 31, 2003, the Fund's custody fee was reduced by $7,484 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the year ended August 31, 2003, the Fund recognized expenses of approximately $13,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended August 31, 2003, the Fund recognized expenses of approximately $40,000 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended August 31, 2003, the Fund recognized expenses of approximately $883,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and,

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $68,200 are included in "Other" assets on the Statement of Assets and Liabilities at August 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At August 31, 2003, capital aggregated $324,864,449, $135,041,913 and
$29,678,699 for Classes A, B and C, respectively. For the year ended August 31, 2003, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   33,860,873    $ 223,054,574
  Class B...................................................    8,733,393       57,165,431
  Class C...................................................    2,395,255       15,715,502
                                                              -----------    -------------
Total Sales.................................................   44,989,521    $ 295,935,507
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    2,118,750    $  13,930,487
  Class B...................................................      775,621        5,088,552
  Class C...................................................      153,893        1,009,587
                                                              -----------    -------------
Total Dividend Reinvestment.................................    3,048,264    $  20,028,626
                                                              ===========    =============
Repurchases:
  Class A...................................................  (26,177,791)   $(172,148,255)
  Class B...................................................   (6,476,025)     (42,378,021)
  Class C...................................................   (1,716,574)     (11,241,414)
                                                              -----------    -------------
Total Repurchases...........................................  (34,370,390)   $(225,767,690)
                                                              ===========    =============

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

    At August 31, 2002, capital aggregated $260,027,643, $115,165,951, and
$24,195,024 for Classes A, B and C, respectively. For the year ended August 31, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   17,230,700    $ 113,453,070
  Class B...................................................    9,602,063       63,335,340
  Class C...................................................    2,235,298       14,708,962
                                                              -----------    -------------
Total Sales.................................................   29,068,061    $ 191,497,372
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    1,739,745    $  11,443,287
  Class B...................................................      638,312        4,189,631
  Class C...................................................      124,633          818,127
                                                              -----------    -------------
Total Dividend Reinvestment.................................    2,502,690    $  16,451,045
                                                              ===========    =============
Repurchases:
  Class A...................................................  (13,203,530)   $ (86,712,392)
  Class B...................................................   (6,551,762)     (43,000,505)
  Class C...................................................   (1,501,806)      (9,875,221)
                                                              -----------    -------------
Total Repurchases...........................................  (21,257,098)   $(139,588,118)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended August 31, 2003 and 2002, 492,903 and 933,528 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended August 31, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended August 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $252,800 and CDSC on redeemed shares of approximately $350,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $268,950,577 and $192,144,081, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a future contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the future contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended August 31, 2003, were as follows:

                                                              CONTRACTS
Outstanding at August 31, 2002..............................      641
Futures Opened..............................................    4,677
Futures Closed..............................................   (4,145)
                                                               ------
Outstanding at August 31, 2003..............................    1,173
                                                               ======

    The futures contracts outstanding as of August 31, 2003, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                              CONTRACTS    APPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 2 Year Futures, December 2003 (Current
  Notional Value of $213,047 per contract)                         80       $   23,764
SHORT CONTRACTS:
U.S. Treasury Bonds, December 2003 (Current Notional Value
  of $106,000 per contract)                                       128           11,703
U.S. Treasury Bonds, September 2003 (Current Notional Value
  of $107,406 per contract)                                       361        4,436,367
U.S. Treasury Notes 10 Year Futures, December 2003 (Current
  Notional Value of $109,719 per contract)                         40            9,460
U.S. Treasury Notes 10 Year Futures, September 2003 (Current
  Notional Value of $111,531 per contract)                        392          966,188
U.S. Treasury Notes 5 Year Futures, December 2003 (Current
  Notional Value of $109,859 per contract)                         17            2,795
U.S. Treasury Notes 5 Year Futures, September 2003 (Current
  Notional Value of $111,484 per contract)                        155          599,925
                                                                -----       ----------
                                                                1,173       $6,050,202
                                                                =====       ==========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Class A Shares, Class B Shares, and Class C Shares; the provision of

NOTES TO
FINANCIAL STATEMENTS

August 31, 2003

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $3,044,000 and $11,300 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in these fees for the year ended August 31, 2003, are payments retained by Van Kampen of approximately $1,079,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $131,000.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Corporate Bond Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen Corporate Bond Fund (the "Fund"), including the portfolio of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended August 31, 1999 were audited by other auditors whose report dated October 6, 1999 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Corporate Bond Fund at August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
October 8, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN CORPORATE BOND FUND

BOARD OF TRUSTEES

DAVID C. ARCH
J. MILES BRANAGAN
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)            Trustee      Trustee     Chairman and Chief             90       Trustee/Director/Managing
Blistex Inc.                               since 2003  Executive Officer of                    General Partner of funds
1800 Swift Drive                                       Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                    health care products
                                                       manufacturer. Former
                                                       Director of the World
                                                       Presidents
                                                       Organization-Chicago
                                                       Chapter. Director of the
                                                       Heartland Alliance, a
                                                       nonprofit organization
                                                       serving human needs based
                                                       in Chicago.

J. Miles Branagan (71)        Trustee      Trustee     Private investor.              88       Trustee/Director/Managing
1632 Morning Mountain Road                 since 1991  Co-founder, and prior to                General Partner of funds
Raleigh, NC 27614                                      August 1996, Chairman,                  in the Fund Complex.
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (65)          Trustee      Trustee     Prior to January 1999,         88       Trustee/Director/Managing
33971 Selva Road                           since 1999  Chairman and Chief                      General Partner of funds
Suite 130                                              Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                   Allstate Corporation                    Director of Amgen Inc., a
                                                       ("Allstate") and Allstate               biotechnological company,
                                                       Insurance Company. Prior                and Director of Valero
                                                       to January 1995,                        Energy Corporation, an
                                                       President and Chief                     independent refining
                                                       Executive Officer of                    company.
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Rod Dammeyer (62)             Trustee      Trustee     President of CAC, llc., a      90       Trustee/Director/Managing
CAC, llc.                                  since 2003  private company offering                General Partner of funds
4350 LaJolla Village Drive                             capital investment and                  in the Fund Complex.
Suite 980                                              management advisory                     Director of TeleTech
San Diego, CA 92122-6223                               services. Prior to July                 Holdings Inc.,
                                                       2000, Managing Partner of               Stericycle, Inc.,
                                                       Equity Group Corporate                  TheraSense, Inc., GATX
                                                       Investment (EGI), a                     Corporation, Arris Group,
                                                       company that makes                      Inc. and Trustee of the
                                                       private investments in                  University of Chicago
                                                       other companies.                        Hospitals and Health
                                                                                               Systems. Prior to May
                                                                                               2002, Director of
                                                                                               Peregrine Systems Inc.
                                                                                               Prior to February 2001,
                                                                                               Vice Chairman and
                                                                                               Director of Anixter
                                                                                               International, Inc. and
                                                                                               IMC Global Inc. Prior to
                                                                                               July 2000, Director of
                                                                                               Allied Riser
                                                                                               Communications Corp.,
                                                                                               Matria Healthcare Inc.,
                                                                                               Transmedia Networks,
                                                                                               Inc., CNA Surety, Corp.
                                                                                               and Grupo Azcarero Mexico
                                                                                               (GAM). Prior to April
                                                                                               1999, Director of Metal
                                                                                               Management, Inc.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy (55)       Trustee      Trustee     Managing Partner of            88       Trustee/Director/Managing
Heidrick & Struggles                       since 1995  Heidrick & Struggles, an                General Partner of funds
233 South Wacker Drive                                 executive search firm.                  in the Fund Complex.
Suite 7000                                             Trustee on the University
Chicago, IL 60606                                      of Chicago Hospitals
                                                       Board, Vice Chair of the
                                                       Board of the YMCA of
                                                       Metropolitan Chicago and
                                                       a member of the Women's
                                                       Board of the University
                                                       of Chicago. Prior to
                                                       1997, Partner of Ray &
                                                       Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Prior to 1995,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a bank
                                                       holding company. Prior to
                                                       1992, Executive Vice
                                                       President of La Salle
                                                       National Bank.

R. Craig Kennedy (51)         Trustee      Trustee     Director and President of      88       Trustee/Director/Managing
11 DuPont Circle, N.W.                     since 1995  the German Marshall Fund                General Partner of funds
Washington, D.C. 20016                                 of the United States, an                in the Fund Complex.
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans. Formerly,
                                                       advisor to the Dennis
                                                       Trading Group Inc., a
                                                       managed futures and
                                                       option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Howard J Kerr (67)            Trustee      Trustee     Prior to 1998, President       90       Trustee/Director/Managing
736 North Western Avenue                   since 2003  and Chief Executive                     General Partner of funds
P.O. Box 317                                           Officer of Pocklington                  in the Fund Complex.
Lake Forest, IL 60045                                  Corporation, Inc., an                   Director of the Lake
                                                       investment holding                      Forest Bank & Trust.
                                                       company. Director of the
                                                       Marrow Foundation

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (67)           Trustee      Trustee     President of Nelson            88       Trustee/Director/Managing
423 Country Club Drive                     since 1995  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                  Services, Inc., a                       in the Fund Complex.
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President of Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD,
                                                       Securities Investors
                                                       Protection Corp. and the
                                                       Municipal Securities
                                                       Rulemaking Board.
                                                       President of Nelson Sales
                                                       and Services Corporation,
                                                       a marketing and services
                                                       company to support
                                                       affiliated companies.

Hugo F. Sonnenschein (62)     Trustee      Trustee     President Emeritus and         90       Trustee/Director/Managing
1126 E. 59th Street                        since 2003  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                      University of Chicago and               in the Fund Complex.
                                                       the Adam Smith                          Director of Winston
                                                       Distinguished Service                   Laboratories, Inc.
                                                       Professor in the
                                                       Department of Economics
                                                       at the University of
                                                       Chicago. Prior to July
                                                       2000, President of the
                                                       University of Chicago.
                                                       Trustee of the University
                                                       of Rochester and a member
                                                       of its investment
                                                       committee. Member of the
                                                       National Academy of
                                                       Sciences, the American
                                                       Philosophical Society and
                                                       a fellow of the American
                                                       Academy of Arts and
                                                       Sciences.

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           88       Trustee/Director/Managing
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 General Partner of funds
Room 285                                               Academy of                              in the Fund Complex.
Washington, D.C. 20418                                 Sciences/National                       Director of Neurogen
                                                       Research Council, an                    Corporation, a
                                                       independent, federally                  pharmaceutical company,
                                                       chartered policy                        since January 1998.
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001. Director of
                                                       the Institute for Defense
                                                       Analyses, a federally
                                                       funded research and
                                                       development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, and
                                                       Trustee of Colorado
                                                       College. Prior to 1993,
                                                       Executive Director of the
                                                       Commission on Behavioral
                                                       and Social Sciences and
                                                       Education at the National
                                                       Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)       Trustee,     Trustee     President and Chief            88       Trustee/Director/Managing
1221 Avenue of the Americas   President    since 1999  Executive Officer of                    General Partner of funds
New York, NY 10020            and Chief                funds in the Fund                       in the Fund Complex.
                              Executive                Complex. Chairman,
                              Officer                  President, Chief
                                                       Executive Officer and
                                                       Director of the Advisers
                                                       and VK Advisors Inc.
                                                       since December 2002.
                                                       Chairman, President and
                                                       Chief Executive Officer
                                                       of Van Kampen Investments
                                                       since December 2002.
                                                       Director of Van Kampen
                                                       Investments since
                                                       December 1999. Chairman
                                                       and Director of Van
                                                       Kampen Funds Inc. since
                                                       December 2002. President,
                                                       Director and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Executive Officer of Van
                                                       Kampen Funds Inc. from
                                                       December 2002 to July
                                                       2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc. and
                                                       Executive Vice President
                                                       of Morgan Stanley
                                                       Distributors Inc. from
                                                       April 1997 to June 1998.
                                                       Chief Executive Officer
                                                       from September 2002 to
                                                       April 2003 and Vice
                                                       President from May 1997
                                                       to April 1999 of the
                                                       Morgan Stanley Funds.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Advisory Director of           90       Trustee/Director/Managing
1 Parkview Plaza                           since 1999  Morgan Stanley. Prior to                General Partner of funds
P.O. Box 5555                                          December 2002, Chairman,                in the Fund Complex.
Oakbrook Terrace, IL 60181                             Director, President,
                                                       Chief Executive Officer
                                                       and Managing Director of
                                                       Van Kampen Investments
                                                       and its investment
                                                       advisory, distribution
                                                       and other subsidiaries.
                                                       Prior to December 2002,
                                                       President and Chief
                                                       Executive Officer of
                                                       funds in the Fund
                                                       Complex. Prior to May
                                                       1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (64)         Trustee      Trustee     Partner in the law firm        90       Trustee/Director/Managing
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                      Meagher & Flom                          in the Fund Complex.
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                                    since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                         December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                                  Investments and President and Chief Operations Officer of
                                                                   the Advisers and Van Kampen Advisors Inc. Prior to May 2002,
                                                                   Executive Vice President and Chief Investment Officer of
                                                                   funds in the Fund Complex. Prior to May 2001, Managing
                                                                   Director and Chief Investment Officer of Van Kampen
                                                                   Investments, and Managing Director and President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to December
                                                                   2000, Executive Vice President and Chief Investment Officer
                                                                   of Van Kampen Investments, and President and Chief Operating
                                                                   Officer of the Advisers. Prior to April 2000, Executive Vice
                                                                   President and Chief Investment Officer for Equity
                                                                   Investments of the Advisers. Prior to October 1998, Vice
                                                                   President and Senior Portfolio Manager with AIM Capital
                                                                   Management, Inc. Prior to February 1998, Senior Vice
                                                                   President and Portfolio Manager of Van Kampen American
                                                                   Capital Asset Management, Inc., Van Kampen American Capital
                                                                   Investment Advisory Corp. and Van Kampen American Capital
                                                                   Management, Inc.

Stefanie V. Chang (36)        Vice President           Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                            since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Joseph J. McAlinden (60)      Executive Vice           Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and Chief      since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Investment Officer                   Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years. Executive
                                                                   Vice President and Chief Investment Officer of funds in the
                                                                   Fund Complex. Managing Director and Chief Investment Officer
                                                                   of Van Kampen Investments, the Advisers and Van Kampen
                                                                   Advisors Inc. since December 2002.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                       since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                      Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                         the Fixed Income Department of the Advisers and Van Kampen
                                                                   Advisors Inc. Prior to December 2000, Senior Vice President
                                                                   of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                                   2000, Senior Vice President of the investment grade taxable group for the Advisers. Prior to June 1999, Senior Vice
                                                                   President of the government securities bond group for Asset
                                                                   Management.

Ronald E. Robison (64)        Executive Vice           Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and            since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal Executive                  funds in the Fund Complex. Chief Global Operations Officer
                              Officer                              and Managing Director of Morgan Stanley Investment
                                                                   Management Inc. Managing Director of Morgan Stanley.
                                                                   Managing Director and Director of Morgan Stanley Investment
                                                                   Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                                   Executive Officer and Director of Morgan Stanley Trust. Vice
                                                                   President of the Morgan Stanley Funds.

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary                since 1999  Director of Van Kampen Investments, Director of the
New York, NY 10020                                                 Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Managing Director and General
                                                                   Counsel-Mutual Funds of Morgan Stanley Investment Advisors,
                                                                   Inc. Vice President and Secretary of funds in the Fund
                                                                   Complex. Prior to July 2001, Managing Director, General
                                                                   Counsel, Secretary and Director of Van Kampen Investments,
                                                                   the Advisers, the Distributor, Investor Services, and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to December 2000, Executive Vice President, General Counsel,
                                                                   Secretary and Director of Van Kampen Investments, the
                                                                   Advisers, Van Kampen Advisors Inc., the Distributor,
                                                                   Investor Services and certain other subsidiaries of Van
                                                                   Kampen Investments. Prior to January 1999, Vice President
                                                                   and Associate General Counsel to New York Life Insurance
                                                                   Company ("New York Life"), and prior to March 1997,
                                                                   Associate General Counsel of New York Life. Prior to
                                                                   December 1993, Assistant General Counsel of The Dreyfus
                                                                   Corporation. Prior to August 1991, Senior Associate, Willkie
                                                                   Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                                   the Securities and Exchange Commission, Division of
                                                                   Investment Management, Office of Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John L. Sullivan (48)         Vice President, Chief    Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Financial Officer and    since 1996  the Advisers, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Treasurer                            subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181                                         Chief Financial Officer and Treasurer of funds in the Fund
                                                                   Complex. Head of Fund Accounting for Morgan Stanley
                                                                   Investment Management. Prior to December 2002, Executive
                                                                   Director of Van Kampen Investments, the Advisers and Van
                                                                   Kampen Advisors Inc.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you conduct with us, our affiliates, or third parties. We may also collect information you provide when using our Web site, and text files (also known as "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

                                                 Van Kampen Funds Inc.
                                                 1 Parkview Plaza, P.O. Box 5555
                                                 Oakbrook Terrace, IL 60181-5555
                                                 www.vankampen.com

                                     (VAN KAMPEN INVESTMENTS LOGO)

                                                 Copyright (C)2003 Van Kampen
                                                 Funds Inc. All rights reserved.
                                                 Member NASD/SIPC. 17, 117, 217
                                                 CORP ANR
                                                 10/03 12033J03-AP-10/03

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b) No information need be disclosed pursuant to this paragraph.

(c) The Fund has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto

(d) The Fund has granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e) Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 10A.

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Fund's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees : J. Miles Branagan, Jerry Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Applicable only for reports covering fiscal years ending on or after December 15, 2003.

Item 5. Audit Committee of Listed Registrants.

Applicable only for reports covering periods ending on or after the earlier of
(i) the first annual shareholder meeting after January 15, 2004 or (ii) October 31, 2004.

Item 6. [Reserved.]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. [Reserved.]

Item 9. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.


(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each Principal Executive Officer and Principal Financial Officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Corporate Bond Fund
            ------------------------------------------------------

By: /s/ Ronald E. Robison
    --------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2003

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
    --------------------------------------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: October 20, 2003

By: /s/ John L. Sullivan
    --------------------------------------------------------------
Name: John L. Sullivan
Title: Principal Financial Officer
Date: October 20, 2003